Filed pursuant to Rule 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG GW&K ESG Bond Fund

AMG GW&K High Income Fund

Supplement dated April 1, 2024 to the Prospectus, dated May 1, 2023, and the Statement of Additional Information,

dated May 1, 2023, as supplemented December 13, 2023

The following information supplements and supersedes any information to the contrary relating to AMG GW&K ESG Bond Fund and AMG GW&K High Income Fund (each a “Fund” and collectively, the “Funds”), each a series of AMG Funds III, contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

Effective immediately, Stephen J. Repoff will no longer serve as a portfolio manager of the Funds and Mary F. Kane will serve as the portfolio manager primarily responsible for the day-to-day management of each Fund. Accordingly, all references to and information relating to Mr. Repoff in the Prospectus and SAI are deleted and all references to the portfolio manager of the Funds shall refer to Ms. Kane.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE